SUBSCRIPTION AGREEMENT

I. Subscription. Subject to the terms and conditions hereof, the undersigned purchaser, DIRECT CAPITAL INVESTMENTS, LTD. (hereinafter referred to as "DCI") hereby irrevocably subscribes for and agrees to purchase 31,500,000 post-reverse split shares of Common Stock (the "Shares") of GAVELLA CORP., a Delaware corporation (hereinafter referred to as "Gavella"), for which the DCI agrees to pay the following consideration which totals $900,000:

     A. Assignment simultaneous with the execution and delivery of this Agreement (the "Closing") to Gavella of a promissory note from 231 Norman Avenue, LLC in the principal amount of $770,000; and

     B. Cash in the amount of $50,000 to be paid at Closing and disbursed in accordance with instructions from Gavella's current President.

     C. Cash in the amount of $80,000 to be paid on or before November 30, 2004.

II. Description of Shares All outstanding shares of Common Stock of Gavella are, and the Shares offered hereby will be, when issued, fully paid and non-assessable, par value $.001. The shares of Common Stock and the Shares are not redeemable, have no conversion rights, and carry no preemptive or other rights to subscribe to or purchase additional shares in the event of a subsequent offering.

III.      Representations of DCI

      a. The Shares are being offered and sold in reliance upon the exemption provided under Section 4(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (the "Securities Act), for offerings not involving any public offering. Accordingly, DCI represents that the Shares are being acquired by the DCI for investment and shall not be sold, pledged, or otherwise transferred by DCI except upon the issuance to Gavella of a favorable opinion of its counsel or submission to Gavella of such other evidence satisfactory to counsel to Gavella, in either case, to the effect that a proposed transfer shall not be in violation of the Securities Act and applicable state securities laws.

     b. DCI hereby indemnifies and agrees to hold Gavella harmless from all liability imposed upon Gavella by reason of any sale, pledge, transfer or other disposition of the Shares by DCI in such circumstances as to make the transaction in which the Shares were issued to DCI no longer a transaction exempt from the registration provisions of the Securities Act or the applicable state securities laws.

     c. DCI further agrees and consents to the placement of a legend on the Shares, which legend shall be in the form substantially as follows:

                             NOTICE

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF
     (I) AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER SAID ACT OR (ii) AN OPINION OF COMPANY COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

     d. DCI represents that DCI is aware that no Federal or State agency has made any finding or determination as to the fairness for investment, nor any recommendation or endorsement of the Shares.

     e. DCI was not formed as a legal entity within the past six (6) months, and was formed for business reasons other than investment in the securities being offered herein and represents and warrants that it is organized and domiciled in the State of Israel.

     f. DCI has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the shares and has obtained sufficient information from Gavella to evaluate the merits and risks of an investment in Gavella. DCI has not utilized any person as a "purchaser representative" as defined in Regulation D promulgated by the Securities and Exchange Commission pursuant to the Securities Act in connection with evaluating such merits and risks.

     g. DCI has relied solely upon DCI's own investigation in making a decision to invest in Gavella.

     h. DCI has received no representation or warranty from Gavella or any of its officers, directors, employees or agents in respect of DCI's investment in Gavella. DCI is not purchasing the Shares as a result of or subsequent to: (I) any advertisement, article, notice or other communication published in any newspaper magazine or similar media or broadcast over television, radio or the Internet; or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

     i. DCI has had full opportunity to ask questions and to receive satisfactory answers concerning Gavella and other matters pertaining to the investment and all such questions have been answered to DCI's full satisfaction.

     j.    DCI has received for review Gavella's latest Form  10-
KSB, along with a copy of Gavella's most recent Form 10-QSB.

     k.    DCI  has  been provided an opportunity to  obtain  any
additional   information  concerning  Gavella   and   all   other
information to the extent Gavella possesses such information or can acquire it without unreasonable effort or expense.

     l. DCI understands that (I) the Shares have not been registered under the Securities Act, or the securities laws of any state in reliance on specific exemptions from registration;
(ii) no securities administrator of any state or the federal government has recommended or endorsed this offering or made any finding or determination relating to the fairness of an investment in Gavella; and (iii) Gavella is relying on DCI's representations and agreements for the purpose of determining whether this transaction meets the requirements of the exemptions afforded by the Securities Act and certain state securities laws.

     m. DCI has been urged to seek independent advice from DCI's professional advisors relating to the suitability of an investment in Gavella in view of DCI's overall financial needs and with respect to the legal and tax implications of such investment.

     n.    DCI  hereby acknowledges and is aware that except  for
any rescission rights that may be provided under applicable laws,
DCI   is  not  entitled  to  cancel,  terminate  or  revoke  this subscription.

     o. DCI hereby acknowledges and is aware that, pursuant to the attached Indenture, Bill of Sale and Assignment of Assets, Properties and Business of Gavella Corp and the Assumption Agreement, except for the following assets and liabilities, Gavella shall have no other assets and liabilities at closing:

                             ASSETS

1. 3,000,000 post-reverse split shares of common stock of Bartram Holdings, Inc. ("Bartram"), representing 20% of the issued and outstanding share capital of Bartram on a fully diluted basis

Simultaneously with Closing, Harry J. Santoro shall directly or indirectly contribute a 49% limited partnership interest in SVG Properties, L.P. to Bartram in exchange for 12,000,000 post-reverse split shares of Bartram common stock. At Closing there shall be 15,000,000 shares of common stock outstanding in Bartram on a fully-diluted basis; Gavella shall therefore own 3,000,000 shares of common stock, representing 20% of the outstanding stock of Bartram on a fully-diluted basis and Harry J. Santoro shall own 12,000,000 shares of common stock, representing 80% of the outstanding stock of Bartram.

Bartram shall own 100% of Spring Village Holdings, Inc. ("SVH"). SVH will own 80% of SVG Properties, L.P. ("SVG"). SVG owns the Spring Village Apartment Complex. Immediately prior to closing, SVG shall have distributed cash and/or promissory notes (the "Distribution") to its then existing limited partners, in proportion to their ownership, in an amount sufficient to reduce the adjusted net book value of Bartram to approximately $1,000,000, calculated assuming the real estate was valued at $5,575,000, the appraised value of the real estate as of August 26, 2003, and after giving effect to this Subscription Agreement. DCI hereby acknowledges receipt of the calculation of the adjusted net book value of Bartram and has accepted the calculation as fair and reasonable.


                           LIABILITIES

1. There shall be no liabilities of Gavella of any kind at Closing other than a Promissory Note due to Bartram Holdings, Inc. in the amount of $80,000 (the "Note"), provided however, Gavella shall comply with all federal, state, local and NASD rules and regulations and shall pay all costs related to compliance with such rules and regulations for matters related to this Agreement and with respect to all requirements of these agencies post-closing.

IV. Accredited Investor. Under certain federal and state securities laws, accredited investors may be excluded in determining the number of investors to whom this offering may be sold. If any of the following apply to DCI, DCI has initialed the paragraph that applies:

     The undersigned is:

                     A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000.

                    A natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person's spouse in excess of $300,000 in each of those years, and who has a reasonable expectation of reaching the same income level in the current year.

                     A corporation or partnership, not formed for
          the   specific  purpose  of  acquiring  the  securities
          offered, with total assets in excess of $5,000,000.

                     An  employee benefit plan within the meaning
          of Title I of the Employment Retirement Income Security Act of 1974 (ERISA), if the investment decision with respect to this investment is made by a plan fiduciary which is either a bank, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000.

                     A  tax  exempt  organization as  defined  in
          Section 501 (c)(3) of the Internal Revenue Code with total assets in excess of $5,000,000.

                     A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person.

                     An entity in which all of the equity owners are accredited investors.

                     A small business investment company licensed by the U.S. Small Business Administration.

V.   Representations by Gavella and Bartram

      Gavella and Bartram, jointly and severally, represent and warrant to DCI as follows:

     a. Organization and Qualification. Gavella and each of Bartram, SVH and SVG (collectively, the "Subsidiaries") is a corporation or limited partnership, as the case may be, duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. Each of Gavella and its Subsidiaries is duly qualified as a foreign corporation (or partnership in the case of SVG) to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary. Other than Bartram, Gavella does not own, directly or indirectly, any capital stock of any corporation or any equity, profit sharing, participation or other interest in any corporation, partnership, limited liability company, joint venture or other entity.

     b. Authorization; Enforcement. (i) Gavella and its Subsidiaries have all requisite corporate power and authority to enter into and perform this agreement and to consummate the transactions contemplated hereby in accordance with the terms hereof, (ii) the execution and delivery of this agreement by Gavella and the consummation by it of the transactions contemplated hereby have been duly authorized by Gavella's Board of Directors and no further consent or authorization of any third party, including without limitation the Board of Directors or stockholders of Gavella, is required, (iii) this agreement has been duly executed and delivered by Gavella by its authorized representative, and such authorized representative is the true and official representative with authority to sign this agreement and the other documents executed in connection herewith and bind Gavella accordingly, and (iv) this agreement constitutes a legal, valid and binding obligation of Gavella enforceable against Gavella in accordance with its terms. Each of the Subsidiaries has full legal right and power and all authority required to enter into, execute and deliver any agreements or instruments contemplated by this agreement and to perform fully their respective obligations hereunder and thereunder.

     c. Capitalization. As of the date hereof, Gavella's authorized capital consists of (a) 15,000,000 shares of common stock, par value $0.001 per share, authorized (the "Common Stock"), of which 7,000,000 shares are issued and outstanding, including 250,000 shares which have been offered for purchase to certain stockholders of the Company (said numbers does not reflect the increase in the authorized stock or the 1:2 reverse stock split which will become effective on or about November 19,
2004), (i) with each holder thereof being entitled to cast one vote for each share held on all matters properly submitted to the shareholders for their vote; and (ii) there being no pre-preemptive rights and no cumulative voting; and
(b) no shares of preferred stock or any other class of security. Gavella has no shares reserved for issuance pursuant to any stock option plan or pursuant to securities exercisable for, or convertible into or exchangeable for shares of Common Stock, other than 125,000 options issued to each of the two officers and directors of Gavella (the "Options"). All of the issued and outstanding shares of capital stock of Gavella and its Subsidiaries are duly authorized, validly issued, fully paid and nonassessable. No shares of capital stock of Gavella or its Subsidiaries are subject to preemptive rights or any other similar rights. There are (i) no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of Gavella or its Subsidiaries or arrangements by which Gavella or its Subsidiaries is or may become bound to issue additional shares of capital stock of Gavella or its Subsidiaries, (ii) no agreements or arrangements under which Gavella or its Subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act and (iii) no anti-dilution or price adjustment provisions contained in any security issued by Gavella or its Subsidiaries (or in any agreement providing any such rights). The Shares are free and clear of all liens, encumbrances, objections, title defects, security interest, pledges, mortgages, charges, claims, options, preferential arrangements or restrictions of any kind, including but not limited to any restriction on the use, voting, transfer or other exercise of any attributes of ownership (collectively, "Encumbrances"), other than those created by applicable federal and state securities laws. Neither Gavella or its Subsidiaries is a party to any agreement, voting trust, proxy, option, right of first refusal or any other agreement or understanding with respect to the Shares or its respective equity interests.

     DCI acknowledges that 250,000 shares of common stock of Gavella may be offered and sold to certain current stockholders of Gavella. If said shares are purchased prior to November 19, 2004, the Options will be cancelled and have no further force and effect; if said shares are not purchased prior thereto, the Options will be exercised in their entirety. The proceeds from the sale of these shares has been assigned to Bartram.

     Upon the issuance of the Shares to DCI and the consummation of the transactions contemplated herein, (i) DCI will own 90% of the issued and outstanding share capital of Gavella on a fully-diluted basis and (ii) each of Gavella and Harry J. Santoro will own 20% and 80%, respectively, of the issued and outstanding share capital of Bartram on a fully-diluted basis, free and clear of any Encumbrances, other than those created by applicable federal and state securities laws.

     d. No Conflicts. The execution, delivery and performance of this Agreement by Gavella and the consummation by Gavella and the Subsidiaries of the transactions contemplated hereby, including without limitation the reverse stock splits to be effected by both Gavella and Bartram and the Distribution, will not (i) conflict with or result in a violation of any provision of the Articles of Incorporation or By-laws of Gavella, Bartram or SVH, respectively, or the partnership agreement of SVG or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which Gavella or the Subsidiaries is a party, or
(iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which Gavella or the Subsidiaries or its securities are subject) applicable to Gavella or the Subsidiaries or by which any of its respective property or asset is bound or affected. Neither Gavella nor any of its Subsidiaries is in violation of its respective Articles of Incorporation, By-laws or other organizational documents and neither Gavella nor any of the Subsidiaries is in default (and no event has occurred which with notice or lapse of time or both could put such parties in default) under, and neither Gavella nor any of the Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Gavella or any of the Subsidiaries is a party or by which any property or assets of Gavella or any of its Subsidiaries is bound or affected. The businesses of Gavella and the Subsidiaries are not being conducted in violation of any law, ordinance or regulation of any governmental entity. Neither Gavella nor any of the Subsidiaries is required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this agreement. The execution and delivery by Gavella of this agreement does not and will not, and the consummation of the transactions contemplated hereby will not, require any action by or in respect of, or filing with, any governmental body, agency or governmental official, including but not limited to the Securities and Exchange Commission ("Commission") and the National Association of Securities Dealers ("NASD"), except such actions or filings that have been undertaken or made prior to the date hereof and that will be in full force and effect (or as to which all applicable waiting periods have expired) on and as of the date hereof or which are not required to be filed on or prior to the date hereof, other than the submission of a Schedule 14C, an 8K, and the filing of an amended and restated certificate of incorporation of Gavella. Gavella is not in violation of the listing requirements of the Over-the-Counter Bulletin Board (the "OTCBB") and does not reasonably anticipate that the Common Stock will be delisted by the OTCBB.

     e. SEC Documents; Financial Statements. Gavella has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior the date hereof). Gavella has not received any communication from the SEC, NASD or other regulatory agency with respect to the SEC Documents, other than the comment letters from the SEC related to Gavella's initial Form 10 filings. All the comments have been adequately responded to by Gavella and the SEC has no further comments with respect to any of the SEC Documents. As of their respective dates, the financial statements of Gavella included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or
(ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of Gavella and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of Gavella included in the SEC Documents and as otherwise disclosed in the SEC Documents, Gavella has no liabilities, contingent or otherwise. As of the Closing, Gavella will have no debts, liabilities, obligations, direct, indirect, absolute or contingent, whether accrued, vested or otherwise, whether known or unknown.

     f. Absence of Litigation. There is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, threatened against or affecting any of Gavella or the Subsidiaries, or their respective officers, directors, agents, representatives or otherwise. There are no outstanding judgments or UCC financing instruments or UCCs filed against Gavella.

     g.   Employees.     Gavella does not (i) have any employees,
(ii) owe any compensation of any kind, deferred or otherwise, to any person, including without limitation, agents, representatives, consultants, accountants and attorneys, (iii) have any written or oral employment agreement with any person
(iv) nor is it a party to or bound by any collective bargaining agreement. There are no loans or other obligations payable to or owing by Gavella to any stockholder, officer, director, agent, representative, consultant, accountant, attorney or otherwise nor are there any loans or debts payable or owing by any such persons to Gavella or any guarantees by Gavella of any loan or obligation of any nature to which any such person is a party, except for $75,000 of promissory notes due to stockholders which are being assumed by Bartram at Closing.

     h. Patents, Copyrights, etc. Neither Gavella nor any of its Subsidiaries owns, uses or possesses any licenses or rights to use any patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights ("Intellectual Property"). There is no claim or action by any person pertaining to, or proceeding pending, or to Gavella's knowledge threatened, which challenges the right of Gavella or any of the Subsidiaries with respect to any Intellectual Property.

     i. No Contracts, Etc Gavella is not a party to any contract, arrangement or agreement, whether oral or in writing, including without limitation, loan agreements, credit lines, promissory notes, mortgages, pledges, guarantees, security agreements, factoring agreements, letters of credit, powers of attorney or other arrangements to loan or borrow money or extend credit, other than the $75,000 in promissory notes due to stockholders and various loan agreements with Intelisys Aviation Systems of America, Inc., all of which are being assumed by Bartram at Closing.

     j. Tax Status. Gavella, and the Subsidiaries have made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which each is subject and have paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations. There are no and will be no taxes due as a result of the Distribution and any of the transactions contemplated by this agreement. There are no unpaid taxes claimed to be due by the taxing authority of any jurisdiction, and Gavella knows of no basis for any such claim. Neither Gavella nor any of the Subsidiaries has executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. None of Gavella's or any of the Subsidiaries' tax returns is presently being audited by any taxing authority. Bartram has assumed and shall pay any taxes due by Gavella up to the day of closing and Gavella shall pay any and all taxes for all periods commencing the day after closing.

     k. Permits; Compliance. Each of Gavella and the Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the "Permits"), and there is no action pending or, to the knowledge of Gavella, threatened regarding suspension or cancellation of any of the Permits. Neither Gavella nor any of the Subsidiaries is in conflict with, or in default or violation of, any of the Permits. Neither Gavella nor any of the Subsidiaries has received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations.

     l. Environmental Matters. There are, with respect to Gavella and the Subsidiaries or any predecessors thereof, no past or present violations of Environmental Laws (as defined below), releases of any material into the environment, actions, activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any common law environmental liability or any liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or similar federal, state, local or foreign laws and neither Gavella nor any of the Subsidiaries has received any notice with respect to any of the foregoing, nor is any action pending or threatened in connection with any of the foregoing. The term "Environmental

Laws" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants contaminants, or toxic or hazardous substances or wastes (collectively, "Hazardous Materials") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder. Other than those that are or were stored, used or disposed of in compliance with applicable law, no Hazardous Materials are contained on or about any real property currently owned, leased or used by Gavella or the Subsidiaries, and no Hazardous Materials were released on or about any real property previously owned, leased or used by Gavella or the Subsidiaries. There are no underground storage tanks on or under any real property owned, leased or used by Gavella or the Subsidiaries.

     m. Title to Property. Neither Gavella, nor any of the Subsidiaries own any real or personal property, other than the Spring Village Apartment Complex owned by SVG. The facilities under lease by Gavella will be terminated as of the closing date with no further liability or obligation to Gavella thereafter.

     n. Internal Accounting Controls. Gavella and each of its Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of Gavella's board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The books of account, corporate records and minute books of Gavella are complete and correct in all material respects. Complete and accurate copies of all such books of account, corporate records and minute books of Gavella and its Subsidiaries have been made available to DCI and its representatives.

     o. Disclosure. All information relating to or concerning Gavella and the Subsidiaries set forth in this agreement and otherwise in connection with the transactions contemplated hereby is true and correct in all respects and Gavella has not omitted to state any fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to Gavella or the Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by Gavella but which has not been so publicly announced or disclosed (assuming for this purpose that Gavella's reports filed under the 1934 Act are being incorporated into an effective registration statement filed by Gavella under the 1933 Act).

     p. No Improper Payments. Neither Gavella nor, to Gavella's knowledge, any employee or agent of Gavella has made any payments of funds of Gavella, or received or retained any funds, in each case in violation of any law, rule or regulation or of a character required to be disclosed by Gavella in any of the SEC Documents.

      q.    Assets.    As of the closing, Gavella  will  have  no
assets  other than 3,000,000 shares of Bartram, representing  20%
of the issued and outstanding share capital of Bartram on a fully-diluted basis, and the Option.

     r. No Liabilities. There are no liabilities of Gavella of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances which could reasonably be expected to result in such a liability, other than the Note. As of the Closing, Gavella will not have any debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise, and whether due or to become due, other than the Note.

      s.   No Dissenters' Rights.  The purchase of the Shares  by
DCI   from   Gavella  will  not  give  rise  to  any   dissenting
shareholders' rights under the Delaware General Corporation Law, the Articles of Incorporation or By-laws, or otherwise.

     t. Prior Offerings. All issuances by Gavella of shares of Common Stock in past transactions have been legally and validly effected, and all of such shares of Common Stock are fully paid and non-assessable, including without limitation the 250,000 shares of common stock to be sold on or prior to November 19, 2004. All of the offerings were conducted in strict accordance with the requirements of Regulation D, Rules 504 and 506, as applicable, in full compliance with the requirements of the 1933 Act and the 1934 Act, as applicable, and in full compliance with and according to the requirements of the DGCL and the Articles of Incorporation and By-laws of Gavella.

     u. Anti-takeover Plan; State Takeover Statutes. Neither Gavella nor any of the Subsidiaries has in effect any plan, scheme, device or arrangement, commonly or colloquially known as a "poison pill" or "anti-takeover" plan or similar plan, scheme, device or arrangement. No other state takeover statute or similar statute or regulation applies or purports to apply to this agreement or the transactions contemplated hereby.

      Effective at the Closing the current officers and directors of Gavella will resign as officers and directors of Gavella, provided, however that Harry Santoro and Stephen Robinson shall remain as directors until the tenth (10th) day after the filing with the SEC and mailing to all holders of record of an Information Statement pursuant to Section 14(f) of the 1934 Act and Rule 14f-1 thereunder.


VI.  Indemnification

     Bartram shall indemnify and hold harmless Gavella, DCI and its respective affiliates, officers, directors, stockholders, employees and agents and the successors and assigns of all of them (the "Indemnified Parties"), and shall reimburse the Indemnified Parties for, any loss, liability, claim, damage, expense (including, but not limited to, costs of investigation and defense and attorneys' fees) (collectively, "Damages"), arising from or in connection with (a) any inaccuracy or breach of any of the representations and warranties, of Gavella or
Bartram in this agreement or in any certificate or document delivered by Gavella or any of the Subsidiaries pursuant to this agreement, or any actions, omissions or statements of fact inconsistent with in any material respect any such representation or warranty, (b) any failure by Gavella or any of the Subsidiaries to perform or comply with any agreement, covenant or obligation in this agreement or in any certificate or document delivered prior to the closing or to be performed by or complied with Gavella or the Subsidiaries prior to the closing, (c) any claims made by a third party against Gavella or any of the Subsidiaries based upon an obligation, act or omission of Gavella or the Subsidiaries prior to the closing date, (d) any claims made at any time arising out of, or in connection with, any environmental  laws or environmental conditions which  are  based upon conditions existing prior to the closing date, (e) taxes attributable to Gavella or the Subsidiaries or the ownership of their respective assets prior to the closing, (f) taxes attributable to the conduct by Gavella or the Subsidiaries of its respective business or their operation or ownership of its assets, (g) any claims for severance or any other compensation made by any employee, representative, officer, director or agent of Gavella or any of the Subsidiaries, (h) any claim made at any time by any governmental body in respect of the business of Gavella or the Subsidiaries for all periods prior to the closing date, (i) any debt, claim, liability or obligation of Gavella or the Subsidiaries prior to the closing date or (k) any litigation, action, claim, proceeding or investigation by any third party relating to or arising out of the business or operations of Gavella or the Subsidiaries prior to the closing date.

     All representations, warranties, covenants and agreements of the parties contained herein or in any other certificate or document delivered pursuant hereto shall survive the closing for three years from the closing date, except the representations and warranties set forth in Section V (j) and (l) which shall survive until the expiration of the applicable statute of limitations.

VII. Acceptance of Subscription by Gavella

Gavella, in its sole discretion, reserves the right to reject any Subscription Agreement.


Direct Capital Investments, Ltd.   /s/ David Yerushalmi
                                   Signature
Print Name as it should appear
on the certificate

Set forth the State/Country
where Direct Capital               TIN # N/A
Investments, Ltd is domiciled:
  State of Israel                  Date November 9, 2004

Set forth an address for
purposes of correspondence.

231 Norman Avenue
Street Address

Brooklyn, NY  11222
City, State, Zip Code

                                   ACCEPTED BY:
                                   GAVELLA CORP.


                                   BY: /s/ Harry J. Santoro, President

                                   AGREED TO BY:

                                   BARTRAM HOLDINGS, INC.


                                   BY: /s/ Harry J. Santoro, President